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                                                                   EXHIBIT 10.35


          NEITHER THESE WARRANTS NOR THE SHARES UNDERLYING THESE WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") OR THE LAWS OF ANY STATE. THEY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS IF NECESSARY, OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THESE WARRANTS AND THE SHARES UNDERLYING THESE WARRANTS ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER SET FORTH IN THE AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT DATED AS OF JANUARY 24, 2000 (THE "SHAREHOLDERS' AGREEMENT"), A COPY OF WHICH MAY BE OBTAINED FROM INTRALINKS, INC.

1,050,000                                                    January 24, 2000

                              WARRANT CERTIFICATE

                               INTRALINKS, INC.

          This warrant certificate ("Warrant Certificate") certifies that for value received The Chase Manhattan Corporation ("Chase") or registered assigns (collectively, the "Holder") is the owner of the number of warrants (the "Warrants") specified above, each of which entitles the Holder thereof to purchase, at any time on or before the Expiration Date (as hereinafter defined), one fully paid and non-assessable share of Series F Convertible Preferred Stock, $.01 par value, (the "Series F Preferred") of IntraLinks, Inc. (the "Company"), with such rights and preferences as are established in the Company's Certificate of Designations for Series F Preferred Stock (subject to adjustment as hereinafter provided), for the Purchase Price (defined in Section 1 below) in lawful money of the United States of America (subject to adjustment as hereinafter provided).

     1.  Warrant; Purchase Price
         -----------------------

     Each Warrant initially shall entitle the Holder to purchase one share of Series F Preferred of the Company, and the purchase price payable upon exercise of the Warrant (the "Purchase Price") shall initially be $17.00 per share of Series F Preferred, subject to adjustment as hereinafter provided. The Purchase Price and number of shares of Series F Preferred issuable upon exercise of this Warrant are subject to adjustment as provided in Section 5 hereof. The shares of Series F Preferred issuable upon exercise of the Warrant (and/or other shares of stock so issuable by reason of any adjustments pursuant to Section 5) are sometimes referred to herein as the "Warrant Shares."

     2.  Exercise; Expiration Date; No Fractional Shares; Reservation of Shares
         ----------------------------------------------------------------------

     2.1. The Warrants are exercisable, at the option of the Holder, in whole or in part
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in accordance with the terms hereof and on or before the Expiration
Date, upon surrender of this Warrant Certificate to the Company together with a duly completed Notice of Exercise, in the form attached hereto as Exhibit A, and
                                                                  ---------
payment of the Purchase Price. In the case of exercise of less than the entire Warrant represented by this Warrant Certificate, the Company shall cancel the Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate for the balance of such Warrant.

     2.2. The term "Expiration Date" shall mean 5:00 p.m. New York time four years from the date hereof, or if such day shall in the State of New York be a holiday or a day on which banks are authorized to close, then 5:00 p.m. New York time the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close.

     2.3.  No fractional shares shall be issued upon exercise or conversion
(in whole or in part) of the Warrants and the number of shares of Series F Preferred to be issued shall be rounded down to the nearest whole share, and there shall be no payment to the Holder for any such rounded fractional shares.

     2.4. The Company covenants that it will at all times reserve and keep available out of its authorized capital stock, solely for the purpose of issue upon exercise of the Warrants and conversion of the Series F Preferred to the voting and non-voting common stock of the Company, par value $.01 (the "Common Stock"), such number of shares of Series F Preferred as shall then be issuable upon the exercise of all outstanding Warrants and such number of shares of voting and non-voting Common Stock as are issuable upon conversion of the Series F Preferred then issued or issuable upon exercise of the Warrants. The Company covenants that all shares of capital stock which shall be issuable upon exercise of the Warrants and upon conversion of the Series F Preferred shall, upon issuance in accordance with the terms hereof, be duly and validly issued and fully paid and non-assessable and free from all taxes, liens, encumbrances and charges with respect to the issue thereof, and that upon issuance the Company shall use its commercially reasonable efforts to cause such shares to be listed on each national securities exchange, if any, on which the other shares of such outstanding capital stock of the Company are then listed.

     2.5. At such time hereafter as all of the Company's outstanding Series F Preferred has been converted into shares of the Company's Common Stock in accordance with the Company's Certificate of Incorporation, as amended and/or restated and effective immediately prior to any such conversion (the "Certificate"), then this Warrant shall immediately become exercisable for that number of shares of the Company's voting or non-voting Common Stock equal to the number of shares of Common Stock which would have been received if this Warrant had been exercised in full and the Series F Preferred received thereupon had been simultaneously converted into voting or non-voting Common Stock immediately prior to the last such conversion of Series F Preferred Stock. The per share purchase price shall be immediately adjusted to equal the quotient obtained by dividing (x) the aggregate Purchase Price of the number of shares of Series F Preferred for which this Warrant was exercisable immediately prior to such conversion by (y) the number of shares of voting or non-voting Common Stock for which this Warrant is exercisable immediately after such conversion or redemption. In the event that this Warrant becomes exercisable for Common Stock (whether voting or non-voting), any

                                       2
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adjustments pursuant to Section 5 shall be determined as if the provisions of
Section 5 related to Common Stock (whether voting or non-voting) and not to Series F Preferred. At the time of exercise, the Holder shall have the option of electing to receive voting or non-voting Common Stock upon exercise of this Warrant by notifying the Company of its election in writing prior to and concurrent with the delivery to the Company of its Notice to Exercise.

     3.  Registration and Transfer on Company Books
         ------------------------------------------

     3.1. The Company shall maintain books for the registration and transfer of the Warrants and the registration and transfer of the Warrant Shares.

     3.2. Prior to due presentment for registration of transfer of this Warrant Certificate, or the Warrant Shares, the Company may deem and treat the registered Holder as the absolute owner thereof.

     4.  Loss or Mutilation
         ------------------

     Upon receipt by the Company of reasonable evidence of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company, or, in the case of mutilation, upon surrender and cancellation of the mutilated Warrant Certificate, the Company shall execute and deliver in lieu thereof a new Warrant Certificate representing an equal number of Warrant Shares.

     5.  Adjustment of Purchase Price and Number of Shares
         Deliverable; Reorganizations and Recapitalizations
         --------------------------------------------------

     5.1. The number of Warrant Shares purchasable upon the exercise of the Warrants and the Purchase Price with respect to the Warrant Shares shall be subject to adjustment as follows:

          (a) In case the Company shall (i) declare a dividend or make a distribution on its Series F Preferred payable in shares of its capital stock,
(ii) subdivide its outstanding shares of Series F Preferred through stock split or otherwise, (iii) combine its outstanding shares of Series F Preferred into a smaller number of shares of Series F Preferred, or (iv) issue by reclassification of its Series F Preferred (including any reclassification in connection with a consolidation or merger in which the Company is the continuing corporation) other securities of the Company, the number and/or nature of Warrant Shares purchasable upon exercise of the Warrants immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he or it would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrants been exercised immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this paragraph (a) shall become effective retroactively as of the record date of such event.

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          (b)  In the event of any capital reorganization or any
reclassification of the capital stock of the Company or in case of the consolidation or merger of the Company with another corporation (other than a consolidation or merger in which the outstanding shares of the Company's Series F Preferred are not converted into or exchanged for other rights or interests), or in the case of any sale, transfer or other disposition to another corporation of all or substantially all the properties and assets of the Company, the Holder of the Warrants shall thereafter be entitled to purchase (and it shall be a condition to the consummation of any such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition that appropriate provisions shall be made so that such Holder shall thereafter be entitled to purchase) the kind and amount of shares of stock and other securities and property (including cash) which the Holder would have been entitled to receive had such Warrant been exercised immediately prior to the effective date of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition; and in any such case appropriate adjustments shall be made in the application of the provisions of this Section 5 with respect to rights and interest thereafter of the Holder of the Warrants to the end that the provisions of this Section 5 shall thereafter be applicable, as near as reasonably may be, in relation to any shares or other property thereafter purchasable upon the exercise of the Warrants. The provisions of this Section 5.1(b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

          (c) Whenever the number of Warrant Shares purchasable upon the exercise of the Warrants is adjusted as provided in this Section 5.1, the Purchase Price with respect to the Warrant Shares shall be adjusted by multiplying such Purchase Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of the Warrants immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares so purchasable immediately thereafter.

     5.2. Whenever the number of Warrant Shares purchasable upon the exercise of the Warrant or the Purchase Price of such Warrant Shares is adjusted, as herein provided, the Company shall mail to the Holder, at the address of the Holder shown on the books of the Company, a notice of such adjustment or adjustments, prepared and signed by the Chief Financial Officer or Secretary of the Company, which sets forth the number of Warrant Shares purchasable upon the exercise of each Warrant and the Purchase Price of such Warrant Shares after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

     5.3. In the event that at any time prior to the expiration of the Warrants and prior to their exercise:

          (a) the Company shall offer for subscription to the holders of the Series F Preferred any additional shares of stock of any class or any other securities convertible into Series F Preferred or any rights to subscribe thereto; or

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

          (b) the Company shall declare any stock split, stock dividend, subdivision, combination, or similar distribution with respect to the Series F Preferred, regardless of the effect of any such event on the outstanding number of shares of Series F Preferred; or

          (c) the Company shall declare a dividend with respect to the Series F Preferred, other than a dividend payable in shares of the Company's own Series
F Preferred or Common Stock; or

          (d) there shall be a voluntary or involuntary dissolution, liquidation, or winding up of the Company (other than in connection with a consolidation, merger, or sale of all or substantially all of its property, assets and business as an entity);

          (e)  there shall be any capital change in the Company as set forth in
Section 5.1(b);

(each such event hereinafter being referred to as a "Notification Event"), the Company shall cause to be mailed to the Holder, not less than 10 days prior to the record date, if any, in connection with such Notification Event (provided, however, that if there is no record date, or if 10 days prior notice is impracticable, as soon as practicable) written notice specifying the nature of such event and the effective date of, or the date on which the books of the Company shall close or a record shall be taken with respect to, such event. Such notice shall also set forth facts indicating the effect of such action, if any (to the extent such effect may be known at the date of such notice), on the Purchase Price and the kind and amount of the shares of stock or other securities or property deliverable upon exercise of the Warrant.

     6.  Conversion Rights
         -----------------

     6.1  In lieu of exercise of any portion of the Warrants as provided in
Section 2.1 hereof, the Warrants represented by this Warrant Certificate (or any portion thereof) may, at the election of the Holder, be converted into the nearest whole number of shares of Series F Preferred Stock equal to: (1) the product of (a) the number of Warrants to be so converted, (b) the number of shares of Series F Preferred Stock then issuable upon the exercise of each Warrant and (c) the excess, if any, of (i) the Market Price Per Share (as determined pursuant to Section 6.3) with respect to the date of conversion over
(ii) the Purchase Price in effect on the business day next preceding the date of conversion, divided by (2) the Market Price Per Share with respect to the date of conversion.

     6.2 The conversion rights provided under this Section 6 may be exercised in whole or in part and at any time and from time to time while any Warrants remain outstanding. In order to exercise the conversion privilege, the Holder shall surrender to the Company, at its offices, this Warrant Certificate accompanied by a duly completed Notice of Conversion in the form attached hereto as Exhibit B. The Warrants (or so much thereof as shall have been surrendered for conversion) shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Warrant Certificate for conversion in accordance with the foregoing provisions. As promptly as practicable on or after the conversion date, the Company

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shall issue and shall deliver to the Holder (i) a certificate or certificates representing the number of shares of Series F Preferred Stock to which the Holder shall be entitled as a result of the conversion, and (ii) if the Warrant Certificate is being converted in part only, a new certificate in principal amount equal to the unconverted portion of the Warrant Certificate.

     6.3 As used herein, the "Market Price Per Share" with respect to any date shall mean the closing price per share of Company's Common Stock for the trading day immediately preceding such date. The closing price for each such day shall be the last sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the principal securities exchange on which the shares of Common Stock of the Company are listed or admitted to trading, the last sale price, or in case no sale takes place on such day, the average of the closing bid and asked prices of the Common Stock on Nasdaq or any comparable system, or if the Common Stock is not reported on Nasdaq, or a comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If such bid and asked prices are not available, then "Market Price Per Share" shall be equal to the fair market value of the Company's Common Stock as determined in good faith by the Board of Directors of the Company.

     7.  Voluntary Adjustment by the Company
         -----------------------------------

     The Company may, at its option, at any time during the term of the Warrants, reduce the then current Purchase Price to any amount deemed appropriate by the Board of Directors of the Company and/or extend the date of the expiration of the Warrants.

     8.  Registration Rights
         -------------------

     The Warrant Shares shall have the registration rights set forth in the Amended and Restated Registration Rights Agreement of even date herewith by and among the Company, the Holder and the other securityholders of the Company named therein.

     9.  Governing Law
         -------------

     This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law principles thereof.

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          IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed by its officers thereunto duly authorized and its corporate seal to be affixed hereon, as of this 24th day of January, 2000.


                              INTRALINKS, INC.



                              By: __________________________________
                                  Name:
                                  Title:



Attest:


__________________________________
Name:
Title:

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                                                                       EXHIBIT A


                                 NOTICE OF EXERCISE


          The undersigned hereby irrevocably elects to exercise, pursuant to
Section 2 of the Warrant Certificate accompanying this Notice of Exercise, _______ Warrants of the total number of Warrants owned by the undersigned pursuant to the accompanying Warrant Certificate, and herewith makes payment of the Purchase Price of such shares in full.


                              Name of Holder

                              __________________________________
                              Signature

                              Address:

                              __________________________________

                              __________________________________

                              __________________________________

                                                                       EXHIBIT B


                                 NOTICE OF CONVERSION


The undersigned hereby irrevocably elects to convert, pursuant to Section 6 of the Warrant Certificate accompanying this Notice of Conversion, _______ Warrants of the total number of Warrants owned by the undersigned pursuant to the accompanying Warrant Certificate into shares of the Common Stock of the Company (the "Shares").

The number of Shares to be received by the undersigned shall be calculated in accordance with the provisions of Section 6.1 of the accompanying Warrant Certificate.



                              ________________________________
                              Name of Holder


                              ________________________________
                              Signature

                              Address:

                              ________________________________

                              ________________________________

                              ________________________________


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